Hartford Life Insurance Company Separate Account Three:
333-119415	The Director M Edge

Hartford Life and Annuity Company Separate Account Three:
333-119420	The Director M Edge

Hartford Life Insurance Company Separate Account Seven:
333-101942	Hartford Leader Edge (Series II/IIR/III)

Hartford Life and Annuity Insurance Company Separate Account Seven:
333-101943	Hartford Leader Edge (Series II/IIR/III)

Supplement Dated June 25, 2008 to your Prospectus Dated May 1, 2008

Supplement Dated 25, 2008 to your Prospectus

In Section 7.d. – The Hartford’s Principal First, the third paragraph under the subsection entitled, “How is the charge for this rider calculated?” is deleted and replaced with the following:

We also reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. The fee increase will only apply if you elect to step-up your Benefit Amount. Subject to limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of ownership of this Contract.

In Section 7.d. – The Hartford’s Principal First, the seventh bullet under the subsection entitled, “Other Information” is deleted and replaced with the following:

•                 The fee for this rider may increase if and when a step-up is elected. There are no assurances as to the fee we will be charging at the time of each step-up. This is subject to the maximum fee disclosed in the Synopsis and this section.

In Section 8.b. – State Variations, the state variations for South Carolina and Washington are amended to reflect that Letters of Intent are available as a basis to reduce sales charges.

In Appendix I – Examples, under the subsection, “The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios,” the “New Contract Value” under Examples 21 and 22 is replaced with $2,000.

This Supplement Should Be Retained With The Prospectus For Future Reference.

HV-6714